UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): August 5, 2005


                              U.S. GOLD CORPORATION
             (Exact name of registrant as specified in its charter)

            Colorado                    0-9137                    84-0796160
(State or other jurisdiction of     (Commission File           (I.R.S. Employer
 incorporation or organization)         Number)              Identification No.)

                         2201 Kipling Street, Suite 100
                             Lakewood, CO 80215-1545
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number including area code: (303) 238-1438


          (Former name or former address, if changed since last report)

     Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure
------------------------------------

A news report was issued by Reuters on August 5, 2005, apparently reflecting an interview by Nicole Mordant of Reuters of Mr. Robert McEwen which included reference to U.S. Gold Corporation. That news report is included as an exhibit to this report.




Item 9.01.  Financial Statements and Exhibits
---------------------------------------------

(c)      Exhibits:

         99.1     News report issued by Reuters on August 5, 2005





                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           U.S. GOLD CORPORATION



Date: August 8, 2005                       By: /s/ William F. Pass
                                              ----------------------------------
                                              William F. Pass
                                              Vice President, Chief Financial
                                              Officer and Secretary























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